Debt Obligations and Commitments	12 Months Ended
Dec. 28, 2024
Debt Disclosure [Abstract]
Debt Disclosure	Debt Obligations
The following table summarizes our debt obligations:

	2024(a)	2023(a)
Short-term debt obligations (b)
Current maturities of long-term debt	$4,004	$3,924
Commercial paper (4.5% and 5.5%)	2,818	2,286
Other borrowings (8.6% and 7.8%)	260	300
	$7,082	$6,510
Long-term debt obligations (b)
Notes due 2024 (3.0%)	$—	$3,919
Notes due 2025 (3.2% and 3.2%)	3,999	3,994
Notes due 2026 (3.7% and 3.7%)	3,941	3,961
Notes due 2027 (3.1% and 2.4%)	3,370	2,544
Notes due 2028 (2.1% and 2.1%)	3,240	3,323
Notes due 2029 (4.6% and 4.0%)	3,239	1,925
Notes due 2030-2060 (3.2% and 2.9%)	23,400	21,800
Other, due 2024-2033 (5.7% and 3.6%)	39	53
	41,228	41,519
Less: current maturities of long-term debt obligations	4,004	3,924
Total	$37,224	$37,595
(a)Amounts are shown net of unamortized net discounts of $267 million and $225 million for 2024 and 2023, respectively.
(b)The interest rates presented reflect weighted-average effective interest rates at year-end. Certain of our fixed rate indebtedness have been swapped to floating rates through the use of interest rate derivative instruments. See Note 9 for further information regarding our interest rate swap contracts.
As of December 28, 2024 and December 30, 2023, our international debt of $325 million and $279 million, respectively, was related to borrowings from external parties, including various lines of credit. These lines of credit are subject to normal banking terms and conditions and are fully committed at least to the extent of our borrowings.
In 2024, we issued the following senior notes:

Interest Rate	Maturity Date	Principal Amount(a)
Floating rate	February 2027	$300	(b)
4.650%	February 2027	$550	(b)
4.550%	February 2029	$450	(b)
4.700%	February 2034	$450	(b)
4.500%	July 2029	$850
4.800%	July 2034	$650
5.250%	July 2054	$750
(a)Excludes debt issuance costs, discounts and premiums.
(b)Issued through our wholly-owned consolidated finance subsidiary, PepsiCo Singapore Financing I Pte. Ltd., which has no assets, operations, revenues or cash flows other than those related to the issuance, administration and repayment of the notes and any other notes that may be issued in the future. The notes are fully and unconditionally guaranteed by PepsiCo, Inc. on a senior unsecured basis and may be assumed at any time by PepsiCo, Inc. as the primary and sole obligor.
The net proceeds from the issuances of the above notes were used for general corporate purposes, including the repayment of commercial paper.
In 2024, we entered into a new five-year unsecured revolving credit agreement (Five-Year Credit Agreement), which expires on May 24, 2029. The Five-Year Credit Agreement enables us and our borrowing subsidiaries to borrow up to $5.0 billion in U.S. dollars and/or euros, including a $0.75 billion swing line subfacility for euro-denominated borrowings permitted to be borrowed on a same-day basis, subject to customary terms and conditions. We may request that commitments under this agreement be increased up to $5.75 billion (or the equivalent amount in euros). Additionally, we may, up to two times during the term of the 2024 Five-Year Credit Agreement, request renewal of the agreement for an additional one-year period. The Five-Year Credit Agreement replaced our $4.2 billion five-year credit agreement, dated as of May 26, 2023.
Also in 2024, we entered into a new 364-day unsecured revolving credit agreement (364-Day Credit Agreement), which expires on May 23, 2025. The 364-Day Credit Agreement enables us and our borrowing subsidiaries to borrow up to $5.0 billion in U.S. dollars and/or euros, subject to customary terms and conditions. We may request that commitments under this agreement be increased up to $5.75 billion (or the equivalent amount in euros). We may request renewal of this facility for an additional 364-day period or convert any amounts outstanding into a term loan for a period of up to one year, which term loan would mature no later than the anniversary of the then effective termination date. The 364-Day Credit Agreement replaced our $4.2 billion 364-day credit agreement, dated as of May 26, 2023.
Funds borrowed under the Five-Year Credit Agreement and the 364-Day Credit Agreement may be used for general corporate purposes. Subject to certain conditions, we may borrow, prepay and reborrow amounts under these agreements. As of December 28, 2024, there were no outstanding borrowings under the Five-Year Credit Agreement or the 364-Day Credit Agreement.
In 2023, we discharged via legal defeasance $94 million outstanding principal amount of certain notes originally issued by our subsidiary, The Quaker Oats Company, following the deposit of $102 million of U.S. government securities with the Bank of New York Mellon, as trustee, in the fourth quarter of 2022.
In 2022, we paid $750 million to redeem all $750 million outstanding principal amount of our 2.25% senior notes due May 2022, we paid $800 million to redeem all $800 million outstanding principal amount of our 3.10% senior notes due July 2022 and we paid $154 million to redeem all $133 million outstanding principal amount of our subsidiary, Pepsi-Cola Metropolitan Bottling Company, Inc.’s 7.00% senior notes due March 2029 and 5.50% notes due May 2035.